EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Discovery Communications, Inc. (“Discovery”), on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew Warren, Senior Executive Vice President and Chief Financial Officer of Discovery, certify that to my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Discovery.

Date: February 14, 2017	By:	/s/ Andrew Warren
Andrew Warren
Senior Executive Vice President and Chief Financial Officer